UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

December 30, 2009

BENDA PHARMACEUTICAL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-16397	Taibei Mingju, 4th Floor, 6 Taibei Road, Wuhan, Hubei Province, 430015, PRC	41-2185030
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

+86 (27) 85494916
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 30, 2009, we were served with a Summons and Complaint filed by Pope Investments, LLC (“Pope”) in the Court of Chancery of the State of Delaware (the “Court”) against the Company and our officers and directors.  Pope filed the Summons and Complaint as a judgment creditor and as a shareholder of the Company.  Pope alleges that the assets and profits of our subsidiary company have been wrongfully diverted by our officers and directors and requests the appointment of a receiver to liquidate and wind down the business affairs of the Company.  In connection with the filing of the Summons and Complaint, Pope has also filed a motion for a Preliminary Injunction Motion seeking to enjoin the Company and our officers and directors from taking any further actions to divert the corporate assets and profits of our subsidiary company and for expedited discovery proceedings.  Pope further requests the imposition of a constructive trust, an accounting, damages for an alleged breach of fiduciary duty by the Company’s officers and directors, and attorney fees.

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BENDA PHARMACEUTICAL, INC.

Date: January 12, 2010	By:	/s/ Yiqing Wan
Yiqing Wan President